EXHIBIT 99.1

FOR IMMEDIATE RELEASE

MagneGas Expands Middle East Reach with First International Fuel Distribution Agreement

-	New Alliance Gives Immediate Exposure to UAE and Dubai Metal Working Markets

Tampa, Florida – November 18, 2009 – MagneGas Corporation (“MagneGas” or the “Company”) (OTC BB: MNGA), a producer of a metal working fuel and natural gas alternative made from liquid waste, announced today that it has entered into a Strategic Alliance Agreement (“SAA”) with United Arab Emirates (“UAE”)-based United Gas Company (“UNIGAS”). The parties entered into the SAA in order to replace existing UAE and Dubai metal working fuel sales with MagneGasTM.

UNIGAS (www.unigastt.com) is a fuel distributor for the UAE/Dubai region; it has recognized MagneGasTM as a potential green fuel replacement for acetylene and other metal working fuels. UNIGAS is presently exploring the opportunity to become an exclusive distributor of MagneGasTM for the region, including the purchase of equipment directly from the Company so that UNIGAS can produce fuel locally. Thus, UNIGAS has assumed the responsibility to provide the local promotion and analysis necessary to determine how to profitably to enter the market. UNIGAS has already submitted an initial purchase order for 430 cylinders and the necessary retrofitting accessories to ensure immediate market penetration and demand conversion.

“Of all of our developments in 2009, this stands out as one of the most important milestones to date for our Company and its global expansion targets,” stated MagneGas President Rich Connelly. “Our agreement with UNIGAS is a partnership in its truest sense – that they have already included with this agreement a sizable purchase order demonstrates their commitment to a long-term, mutually beneficial relationship. Moreover, this agreement further proves that the MagneGasTM Technology has enormous potential across global markets.”

"We are very excited to have the opportunity to distribute MagneGasTM throughout the UAE region.  I just completed my visit to the corporate headquarters in Florida and personally tested MagneGasTM for the metal working market,” stated UNIGAS Operations Manager Ahmad Abd Al Bari. “I was amazed and impressed to find that it cuts cleaner and faster than other metal working fuels, while offering the market its first ‘green alternative’. We are looking forward to being the premier distributor of MagneGasTM in the Middle East."

About MagneGas Corporation (www.magnegas.com)   Founded in 2007, Tampa-based MagneGas Corporation (OTC BB: MNGA) is the producer of MagneGasTM, a natural gas alternative and metal working fuel made from liquid waste such as sewage, sludge, manure and certain industrial and oil based liquid wastes. The Company’s patented Plasma Arc FlowTM process gasifies liquid waste, creating a clean burning fuel that is essentially interchangeable with natural gas, but with lower green house gas emissions. MagneGasTM can be used for metal cutting, cooking, heating or powering bi fuel automobiles.

CONTACT:

Cirrus Financial Communications, LLC
Justin K. Davis
(866) 330-MNGA (6642)
Justin.Davis@cirrusfc.com
www.cirrusfc.com

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.   The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

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